UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2008
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8777 (Commission File Number)	95-1613718 (IRS Employer Identification No.)

2027 Harpers Way Torrance, California (Address of principal executive offices)	90501 (Zip Code)
Registrant’s telephone number, including area code: (310) 553-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 19, 2008, Virco Mfg. Corporation (the “Company”) mailed its Annual Report to Stockholders, which included a Letter to Stockholders from the President of the Company, dated May 19, 2008 (the “Letter”). The Letter is attached to this report as Exhibit 99.1.
     The information in this report (including the Letter) is furnished pursuant to Item 7.01 and shall not be deemed to be filed for the purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
     This report and the Letter contain a number of forward-looking statements that reflect the Company’s current views with respect to future events and financial performance, including, but not limited to, statements regarding plans and objectives of management for future operations, including plans and objectives relating to products, pricing, marketing, expansion, manufacturing processes and potential or contemplated acquisitions; new business strategies; the Company’s ability to continue to control costs and inventory levels; availability and cost of raw materials, especially steel and petroleum-based products; the availability and cost of labor: the potential impact of the Company’s “Assemble-To-Ship” program on earnings; market demand; the Company’s ability to position itself in the market; references to current and future investments in and utilization of infrastructure; statements relating to management’s beliefs that cash flow from current operations, existing cash reserves, and available lines of credit will be sufficient to support the Company’s working capital requirements to fund existing operations; references to expectations of future revenues; pricing; and seasonality.
     Such statements involve known and unknown risks, uncertainties, assumptions and other factors, many of which are out of the Company’s control and difficult to forecast, that may cause actual results to differ materially from those which are anticipated. Such factors include, but are not limited to, changes in, or the Company’s ability to predict, general economic conditions, the markets for school and office furniture generally and specifically in areas and with customers with which the Company conducts its principal business activities, the rate of approval of school bonds for the construction of new schools, the extent to which existing schools order replacement furniture, customer confidence, and competition.
     Words such as “anticipates,” “believes,” “expects,” “will continue,” “future,” “intends,” “plans,” “estimates,” “projects,” “potential,” “budgets,” “may,” “could” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of the Letter.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibit 99.1 — Letter to Stockholders, dated May 19, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)
Date: May 19, 2008	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Letter to Stockholders, dated May 19, 2008